Exhibit 10(u)-3

SECRETARIAL CERTIFICATION

OF THE

COMPENSATION/NOMINATING/CORPORATE GOVERNANCE

COMMITTEE

TCF FINANCIAL CORPORATION

October 20, 2008

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Following discussion, and upon motion duly made, seconded and carried, the following was adopted:

RE:  Amendment to Supplemental Employee Retirement Plan for TCF Cash Balance Pension Plan (As Amended and Restated through January 24, 2005)

WHEREAS, the Supplemental Employee Retirement Plan for TCF Cash Balance Pension Plan (As Amended and Restated through January 24, 2005) (“CBPP SERP I”) applies to benefits based on Covered Compensation earned in calendar year 2004 and before; and

WHEREAS, the Committee wishes to amend CBPP SERP I to subject certain benefits payable thereunder to the provisions of the TCF Financial Corporation Cash Balance Pension Plan SERP (Adopted effective as of January 1, 2005) (“CBPP SERP II”), which applies to benefits based on Covered Compensation earned in calendar year 2005 and thereafter:

NOW, THEREFORE, IT IS HEREBY

RESOLVED, that effective as of December 31, 2008, CBPP SERP I is hereby amended to read identically to the plan document for CBPP SERP II, as amended and in effect on December 31, 2008, with respect to benefits payable to participants who are employed by TCF Financial, or any of its direct or indirect subsidiaries, on December 31, 2008.  From and after December 31, 2008, benefits payable to such participants based on Covered Compensation earned in calendar year 2004 and before shall be governed by the plan document for CBPP SERP II, as the same may be amended from time to time.  This amendment shall not apply to participants who are not employed by TCF Financial, or any of its direct or indirect subsidiaries, on December 31, 2008, and benefits payable to such participants based on Covered Compensation earned in calendar year 2004 and before shall continue to be governed by the plan document for CBPP SERP I, as in effect prior to this amendment.

This amendment is effective as of December 31, 2008.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of the unanimous written consent of the Independent Sub Committee of the Compensation Committee of the Board of Directors of TCF Financial Corporation adopted on October 20, 2008 and that the unanimous written consent has not been modified or rescinded as of the date hereof.

Dated:  October 20, 2008

(Corporate Seal)

/s/ Gregory J. Pulles
Gregory J. Pulles, Secretary